ADDENDUM TO MASTER GLOBAL CUSTODY AGREEMENT

The undersigned Columbia Funds Variable Insurance Trust, on behalf of each of its series listed on attached Appendix A (each, a “Customer”), formed under the laws of the Commonwealth of Massachusetts as a business trust with a place of business at 50606 Ameriprise Financial Center, Minneapolis, MN 55474, hereby requests the securities custody services of JPMorgan Chase Bank, N.A., and Customer, by its signature below, agrees to the terms and conditions of that certain Second Amended and Restated Master Global Custody Agreement, dated March 7, 2011 (the “Agreement”), with JPMorgan Chase Bank, N.A. on behalf of each of the Funds listed on Schedule A thereto, which such Schedule A is hereby amended with the addition of the Customer pursuant to this addendum. Notwithstanding anything in the Agreement to the contrary, each of Customer and Bank hereby agree that Customer shall (i) be an Additional Customer, as such term is defined in the Agreement) and (ii) not be subject to the Initial Term (as defined in the Agreement) or the early termination fee set forth in Section 9 of the Agreement, and (iii) be entitled to terminate the Agreement upon 60 days’ written notice to JPMorgan Chase Bank, N.A. (unless entitled to a shorter notice period pursuant to Section 9.1(b)).

COLUMBIA FUNDS VARIABLE INSURANCE TRUST, ON BEHALF OF EACH SERIES LISTED ON APPENDIX A

By:	/s/ Amy K. Johnson
Name:	Amy K. Johnson
Title:	Vice President
Date:	March 9, 2012

JPMORGAN CHASE BANK, N.A.

By:	/s/ Denis Burchell
Name:	Denis Burchell
Title:	Vice President
Date:	March 9, 2012

APPENDIX A

Columbia Funds Variable Insurance Trust

Columbia Variable Portfolio – Contrarian Core Fund

Variable Portfolio – AQR Managed Futures Strategy Fund

Variable Portfolio – Eaton Vance Global Macro Advantage Fund

Variable Portfolio – Oppenheimer Commodity Strategy Fund

ADDENDUM TO MASTER GLOBAL CUSTODY AGREEMENT

The undersigned Columbia Funds Variable Insurance Trust, on behalf of each of its series listed on attached Appendix A (each, a “Customer”), formed under the laws of the Commonwealth of Massachusetts as a business trust with a place of business at 50606 Ameriprise Financial Center, Minneapolis, MN 55474, hereby requests the securities custody services of JPMorgan Chase Bank, N.A., and Customer, by its signature below, agrees to the terms and conditions of that certain Second Amended and Restated Master Global Custody Agreement, dated March 7, 2011 (the “Agreement”), with JPMorgan Chase Bank, N.A. on behalf of each of the Funds listed on Schedule A thereto, which such Schedule A is hereby amended with the addition of the Customer pursuant to this addendum. Notwithstanding anything in the Agreement to the contrary, each of Customer and Bank hereby agree that Customer shall (i) be an Additional Customer, as such term is defined in the Agreement) and (ii) not be subject to the Initial Term (as defined in the Agreement) or the early termination fee set forth in Section 9 of the Agreement, and (iii) be entitled to terminate the Agreement upon 60 days’ written notice to JPMorgan Chase Bank, N.A. (unless entitled to a shorter notice period pursuant to Section 9.1(b)).

COLUMBIA FUNDS VARIABLE INSURANCE TRUST, ON BEHALF OF EACH SERIES LISTED ON APPENDIX A

By:	/s/ Amy K. Johnson
Name:	Amy K. Johnson
Title:	Vice President
Date:	March 15, 2013

JPMORGAN CHASE BANK, N.A.

By:	/s/ Mark D. Trivedi
Name:	Mark D. Trivedi
Title:	Managing Director
Date:	March 15, 2013

APPENDIX A

Columbia Funds Variable Insurance Trust

Columbia Variable Portfolio – Managed Volatility Conservative Fund

Columbia Variable Portfolio – Managed Volatility Conservative Growth Fund

Columbia Variable Portfolio – Managed Volatility Growth Fund

Columbia Variable Portfolio – Core Bond Fund

Variable Portfolio – Pyrford International Equity Fund

ADDENDUM TO MASTER GLOBAL CUSTODY AGREEMENT

The undersigned Columbia Funds Variable Insurance Trust, on behalf of each of its series listed on attached Appendix A (each, a “Customer”), formed under the laws of the Commonwealth of Massachusetts as a business trust with a place of business at 50606 Ameriprise Financial Center, Minneapolis, MN 55474, hereby requests the securities custody services of JPMorgan Chase Bank, N.A., and Customer, by its signature below, agrees to the terms and conditions of that certain Second Amended and Restated Master Global Custody Agreement, dated March 7, 2011 (the “Agreement”), with JPMorgan Chase Bank, N.A. on behalf of each of the Funds listed on Schedule A thereto, which such Schedule A is hereby amended with the addition of the Customer pursuant to this addendum. Notwithstanding anything in the Agreement to the contrary, each of Customer and Bank hereby agree that Customer shall (i) be an Additional Customer, as such term is defined in the Agreement) and (ii) not be subject to the Initial Term (as defined in the Agreement) or the early termination fee set forth in Section 9 of the Agreement, and (iii) be entitled to terminate the Agreement upon 60 days’ written notice to JPMorgan Chase Bank, N.A. (unless entitled to a shorter notice period pursuant to Section 9.1(b)).

COLUMBIA FUNDS VARIABLE INSURANCE TRUST, ON BEHALF OF EACH SERIES LISTED ON APPENDIX A

By:	/s/ Amy K. Johnson
Name:	Amy K. Johnson
Title:	Vice President
Date:	June 16, 2014

JPMORGAN CHASE BANK, N.A.

By:	/s/ Anna Maria Calla Minniti
Name:	Anna Maria Calla Minniti
Title:	Vice President
Date:	June 17, 2014

APPENDIX A

Columbia Funds Variable Insurance Trust

Variable Portfolio - Multi-Manager Interest Rate Adaptive Fund

Variable Portfolio - Multi-Manager Diversified Income Fund